UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00572

American Mutual Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Hong T. Le

American Mutual Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Mutual Fund®
Annual report for the year ended October 31, 2021

We invest in
companies with
strong balance sheets
and a history of
paying dividends

American Mutual Fund strives for the balanced accomplishment of three objectives: current income, growth of capital and conservation of principal.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment for periods ended September 30, 2021 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Class F-2 shares	22.50%	11.56%	12.92%
Class A shares (reflecting 5.75% maximum sales charge)	15.23	10.04	12.05

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.37% for Class F-2 shares and 0.58% for Class A shares as of the prospectus dated January 1, 2022 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield as of November 30, 2021, was 1.80% for Class F-2 shares and 1.50% for Class A shares, calculated in accordance with the U.S. Securities and Exchange Commission formula. The fund’s 12-month distribution rate as of that date was 1.85% for Class F-2 shares and 1.56% for Class A shares. Both Class A share values reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

11	Financial statements

34	Board of trustees and other officers

Fellow investors:

The U.S. stock market advanced during the fiscal year ended October 31, 2021. Economic data was largely positive, and company earnings were better than expected overall despite global supply chain disruptions and rising consumer prices. Headline inflation, including food and energy, rose at an annualized 4.4% for the year ended in September — the fastest rate since January 1991. The U.S. Federal Reserve signaled it could start tapering its $120-billion-per-month bond-buying stimulus program, and markets have begun to signal an expectation for rate hikes in 2022.

With the stock market rising during the period, American Mutual Fund (AMF) posted a total return of 34.17% (Class F-2 shares). This result trailed the 42.91% return of the unmanaged Standard & Poor’s 500 Index*, a market-capitalization-weighted index based on the results of approximately 500 widely held common stocks. It is not uncommon for AMF to lag the S&P 500 in a market environment of strong rising returns. The fund is managed conservatively and historically has done better in declining markets because strongly capitalized dividend-paying companies are typically less volatile than the overall market and have offered better downside protection.

For the past 10 years, which have been characterized by strong market returns, the fund had an average annual total return of 12.69%, not surprisingly lagging the index’s 16.21% return. However, over its lifetime of more than 70 years, which reflects full market cycles, the fund has had

*	Source: S&P Dow Jones Indices LLC

Dividends paid in calendar year 2021

For tax purposes, here are the quarterly income dividends shareholders received in calendar year 2021.

Class F-2 income dividends per share:	$0.2294 paid 3/17/21
$0.2316 paid 6/16/21
$0.2315 paid 9/15/21
$0.2314* to be paid on 12/15/21

Class A income dividends per share:	$0.205 paid 3/17/21
$0.205 paid 6/16/21
$0.205 paid 9/15/21
$0.205* to be paid on 12/15/21

The fund will also pay a special dividend for Class F-2 and Class A shares from accumulated undistributed net income on 12/15/21.

*	Estimated as of 10/31/2021 (unaudited).

Form 1099-DIV, which provides the information you will need to prepare your federal income tax return for 2021, will be mailed to you with your American Funds Tax Guide in late January 2022.

American Mutual Fund	1

an average annual total return of 11.83%†, slightly ahead of the S&P 500, and with less volatility. The index is unmanaged and, therefore, has no expenses; investors cannot invest directly in an index.

Portfolio review

AMF’s energy investments were a leading contributor to the fund’s returns. After a difficult 2020, during which the industry was plagued with oversupply, the rapid economic recovery — coupled with modest increases in capital expenditures — drove oil prices to three-year highs. Some notable energy holdings that showed particularly strong results included ConocoPhillips, EOG Resources and Canadian Natural Resources. While future economic growth is likely to be more muted, energy companies are planning for a future with less fossil fuel consumption by limiting their investments in new production. As a result, we believe oil prices should remain at levels that allow energy companies to generate attractive cash flows for investors.

Expectations for elevated levels of inflation, improved prospects for economic growth and a steeper yield curve helped drive returns in the financials sector, which also benefited AMF on an absolute basis. In addition, because COVID-related credit losses were far more benign than expected, banks were able to release some of their reserves for expected losses, which boosted capital ratios and enhanced profits. Most notably, PNC Financial Services Group reached new highs on record revenues. In addition, in June 2021, PNC completed the acquisition of BBVA USA, which increased the company’s exposure to the faster growing southeastern portion of the United States and could provide a source of future cost savings. Toronto-Dominion Bank and JP Morgan also contributed strongly to AMF’s results.

Another standout holding was Williams-Sonoma. The kitchenware and home furnishings retailer leveraged its websites, mail catalogs and retail stores to achieve record sales from consumers who spent more time at home due to COVID restrictions. The company further rewarded shareholders in August by boosting its dividend by 20% and significantly increasing its stock repurchase program.

Among the sectors that detracted from the fund’s results, health care faced a difficult 2021 as consumers made fewer than expected doctor visits and pandemic-induced volatility lingered. Notable detractors in the sector included Amgen and Gilead. Amgen’s stock price fell in 2021 due to greater-than-expected declines in their legacy products and ongoing pressure on prescriptions due to COVID. We are optimistic about Amgen’s long-term outlook in advance of a number of new product launches, which should help improve the company’s financial profile in the near future. Although positive, Gilead’s returns were lackluster due to declining expectations for its COVID drug, Veklury (remdesivir) and weaker-than-expected sales with its two HIV treatments due to weak doctor visits. Gilead has an emerging oncology franchise that could help drive attractive returns in the future.

AMF’s utility holdings typically have helped the fund achieve its income and principal conservation objectives. However, in a year such as 2021 when investors favored growth and deeply cyclical companies, AMF’s utility holdings were a drag on results relative to the index. The two largest detractors were Xcel Energy, the Minneapolis-based electric and natural gas utility serving eight states, and American Electric Power, an electric utility serving 11 states. Looking forward, utilities should benefit from the increased investment required to support the growth in electric vehicles.

Positioning in communication services held back results on a relative basis largely due to AMF’s holdings in Comcast and Verizon. Comcast shares were negatively affected by lower-than-expected broadband additions. Verizon Communications also weighed on relative results due to increased competitive pressures, tepid growth and the commensurate need for increased capital spending.

†	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

2	American Mutual Fund

Looking ahead

U.S. stock markets reached all-time highs in October, and most equity markets around the world have been strong in response to the post-peak period of the pandemic. We believe that the U.S. economy should continue to expand at a solid pace, following this strong rebound over the past 12 months despite ongoing supply chain imbalances, inflationary pressures, labor shortages and COVID-related health concerns. After several rounds of stimulus, Americans have amassed about $2.5 trillion more in liquid savings than they had before the pandemic. Their savings along with increased wages will likely lead to increased consumer spending on cars, homes, appliances and vacations as the recovery continues. Productivity gains associated with work-from-home programs and digitization of interactions via technologies such as videoconferencing and file sharing have increased the capacity for companies to invest in growth. The Federal Reserve is also supporting capital investment by keeping the Fed funds rate at historically low levels.

However, despite our general optimism, the market is in its twelfth year of a bull market that began after the Great Financial Crisis. The price-to-earnings ratio for the S&P 500 is well above its 15-year average, which increases the risk of market volatility in the year ahead and makes bottom-up security selection more important than ever. We believe that our consistent approach of investing in quality companies with strong balance sheets will serve our investors well in an unpredictable environment. The fund’s diversification can help it weather a variety of macroeconomic outcomes, and the portfolio managers consider its capital conservation objective to be important in security selection and portfolio construction. Our focus on dividend-paying companies helps us identify management teams that demonstrate a willingness to share profits with investors. In addition, managements’ motivation to grow a company’s dividend aligns well with the fund’s objective of growth of capital. In short, through thoughtful alignment with the fund’s three objectives — current income, growth of capital and conservation of principal — our goal is to manage AMF to hold up better than the stock market in a downturn, which will inevitably occur, while also participating in market rallies.

We are pleased to report that the number of shareholder accounts in AMF has grown by 7.6% from a year ago. We would like to welcome our new shareholders and thank our long-term investors for their continued support.

Cordially,

Charles E. Ellwein
Co-President

William L. Robbins
Co-President

December 8, 2021

For current information about the fund, visit capitalgroup.com.

American Mutual Fund	3

The value of a long-term perspective

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Source: S&P Dow Jones Indices LLC. The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

$3,000,000
1,000,000
500,000
100,000
10,000
6,000
Year ended October 31
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990

Average annual total returns based on a $1,000 investment
(for periods ended October 31, 2021)

	1 year	5 years	10 years
Class F-2 shares	34.17%	13.41%	12.69%
Class A shares*	26.17	11.85	11.82

**Assumes payment of the maximum 5.75% sales charge.*

4	American Mutual Fund

How a hypothetical $10,000 investment has grown

A meaningful way to compare the fund’s results with the return on other investments is through its total return. Total return is a combination of income return and capital return. This chart illustrates a hypothetical $10,000 investment in American Mutual Fund from October 31, 1971, through October 31, 2021.

American Mutual Fund	5

Investment portfolio October 31, 2021

Industry sector diversification	Percent of net assets

Common stocks 95.01%	Shares	Value (000)
Energy 6.34%
Baker Hughes Co., Class A1	7,132,381	$178,880
Canadian Natural Resources, Ltd. (CAD denominated)	5,659,236	240,527
Chevron Corp.	9,509,712	1,088,767
ConocoPhillips	14,951,397	1,113,729
DT Midstream, Inc.	473,574	22,713
Enbridge, Inc.	4,236,145	177,325
EOG Resources, Inc.	9,600,815	887,691
Exxon Mobil Corp.	1,792,477	115,561
Royal Dutch Shell PLC, Class A (ADR)[1]	3,982,362	182,870
Schlumberger, Ltd.	1,607,899	51,871
Suncor Energy, Inc.	5,120,801	134,682
TC Energy Corp.	6,934,647	375,164
TC Energy Corp. (CAD denominated)	14,941,216	808,270
		5,378,050

Materials 4.15%
Air Products and Chemicals, Inc.	1,873,409	561,667
Barrick Gold Corp.	4,229,689	77,699
Linde PLC	6,031,314	1,925,195
LyondellBasell Industries NV	5,431,592	504,160
Newmont Corp.	360,009	19,441
Nutrien, Ltd.	3,110,580	217,461
PPG Industries, Inc.	1,238,035	198,791
Sherwin-Williams Company	36,280	11,487
		3,515,901

Industrials 12.47%
ABB, Ltd.[2]	4,364,031	144,757
Air Lease Corp., Class A	486,450	19,482
AMETEK, Inc.	344,011	45,547
BAE Systems PLC (ADR)[1]	4,899,621	150,222
Carrier Global Corp.	8,766,473	457,873
Caterpillar, Inc.	405,517	82,730
CSX Corp.	18,439,621	666,961
Cummins, Inc.	1,298,173	311,354
Emerson Electric Co.	679,356	65,904
General Dynamics Corp.	3,386,362	686,585
Honeywell International, Inc.	2,763,369	604,128
Illinois Tool Works, Inc.	2,066,898	470,984
L3Harris Technologies, Inc.	817,108	188,376
Lockheed Martin Corp.	1,904,149	632,787
ManpowerGroup, Inc.	752,490	72,728
Norfolk Southern Corp.	1,360,223	398,613
Northrop Grumman Corp.	802,577	286,697
Otis Worldwide Corp.	992,128	79,678

6	American Mutual Fund

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Raytheon Technologies Corp.	21,404,771	$1,902,028
RELX PLC (ADR)	1,982,721	61,841
Stanley Black & Decker, Inc.	1,366,226	245,552
TFI International, Inc.	678,122	75,156
TFI International, Inc. (CAD denominated)	62,349	6,914
Union Pacific Corp.	3,811,948	920,204
United Parcel Service, Inc., Class B	4,732,906	1,010,333
Waste Connections, Inc.	1,705,491	231,964
Waste Management, Inc.	4,705,954	754,035
		10,573,433

Consumer discretionary 4.92%
Dollar General Corp.	1,019,132	225,758
Hasbro, Inc.	3,167,426	303,313
Home Depot, Inc.	5,510,020	2,048,295
Lowe’s Companies, Inc.	881,764	206,174
McDonald’s Corp.	2,109,538	517,997
NIKE, Inc., Class B	302,990	50,687
Starbucks Corp.	485,831	51,532
VF Corp.	4,214,190	307,130
Whirlpool Corp.	722,430	152,310
Williams-Sonoma, Inc.	1,659,531	308,225
		4,171,421

Consumer staples 7.74%
Church & Dwight Co., Inc.	2,730,271	238,517
Coca-Cola Company	3,841,439	216,542
Colgate-Palmolive Company	990,562	75,471
Danone SA2	2,000,000	130,451
General Mills, Inc.	16,504,354	1,019,969
Hormel Foods Corp.	1,880,000	79,562
Keurig Dr Pepper, Inc.	26,926,132	971,764
Kimberly-Clark Corp.	3,134,476	405,883
Kroger Co.	3,308,123	132,391
McCormick & Co., Inc., nonvoting shares	2,906,166	233,162
Mondelez International, Inc.	16,848,887	1,023,401
PepsiCo, Inc.	5,619,130	908,051
Procter & Gamble Company	7,898,428	1,129,396
		6,564,560

Health care 16.36%
Abbott Laboratories	13,424,317	1,730,260
AbbVie, Inc.	11,172,439	1,281,144
AmerisourceBergen Corp.	954,567	116,476
Amgen, Inc.	7,475,946	1,547,297
AstraZeneca PLC (ADR)	7,847,020	489,497
CVS Health Corp.	6,531,407	583,124
Danaher Corp.	675,171	210,498
Eli Lilly and Company	3,283,266	836,445
Gilead Sciences, Inc.	29,317,340	1,902,109
GlaxoSmithKline PLC (ADR)[1]	14,109,324	597,248
Johnson & Johnson	1,427,071	232,441
Medtronic PLC	5,548,626	665,058
Merck & Co., Inc.	8,604,605	757,635
Novartis AG2	1,501,657	124,270
Novartis AG (ADR)	896,708	74,212
Organon & Co.[3]	254,909	9,368
Pfizer, Inc.	2,705,888	118,356
Roche Holding AG (ADR)	1,833,568	88,616
Stryker Corp.	831,075	221,124
Thermo Fisher Scientific, Inc.	224,662	142,227
UnitedHealth Group, Inc.	3,909,320	1,800,125
Zimmer Biomet Holdings, Inc.	2,431,773	348,035
		13,875,565

American Mutual Fund	7

Common stocks (continued)	Shares	Value (000)
Financials 13.94%
American International Group, Inc.	4,493,611	$265,528
Aon PLC, Class A	1,379,357	441,284
Bank of America Corp.	7,145,145	341,395
Berkshire Hathaway, Inc., Class B3	249,036	71,476
BlackRock, Inc.	453,882	428,220
Chubb, Ltd.	1,981,273	387,101
Citigroup, Inc.	2,646,274	183,016
CME Group, Inc., Class A	3,613,910	797,048
East West Bancorp, Inc.	1,324,200	105,247
Great-West Lifeco, Inc. (CAD denominated)	10,233,999	301,083
Intercontinental Exchange, Inc.	2,470,351	342,045
JPMorgan Chase & Co.	9,401,843	1,597,279
KeyCorp	21,683,190	504,568
Marsh & McLennan Companies, Inc.	4,457,622	743,531
Moody’s Corp.	35,950	14,529
Morgan Stanley	2,565,714	263,704
Nasdaq, Inc.	231,255	48,534
National Bank of Canada	1,708,494	141,445
PNC Financial Services Group, Inc.	4,459,050	940,993
Principal Financial Group, Inc.	4,749,930	318,673
Progressive Corp.	1,992,685	189,066
S&P Global, Inc.	726,662	344,554
State Street Corp.	3,903,997	384,739
Toronto-Dominion Bank	1,546,436	112,132
Toronto-Dominion Bank (CAD denominated)	12,721,936	923,512
Travelers Companies, Inc.	2,596,421	417,712
Truist Financial Corp.	10,625,672	674,411
U.S. Bancorp	4,668,916	281,862
Wells Fargo & Company	2,935,250	150,167
Willis Towers Watson PLC	421,379	102,092
		11,816,946

Information technology 14.76%
Accenture PLC, Class A	2,360,772	847,021
Amphenol Corp., Class A	3,294,561	252,923
Analog Devices, Inc.	2,381,082	413,094
Apple, Inc.	8,423,896	1,261,900
Applied Materials, Inc.	1,035,284	141,472
Automatic Data Processing, Inc.	1,062,456	238,511
Cisco Systems, Inc.	4,194,094	234,743
Fidelity National Information Services, Inc.	1,259,470	139,474
Intel Corp.	13,621,666	667,462
Intuit, Inc.	376,743	235,837
KLA Corp.	866,814	323,114
Mastercard, Inc., Class A	918,224	308,082
Microsoft Corp.	12,735,081	4,223,207
NetApp, Inc.	4,252,257	379,726
Paychex, Inc.	5,265,336	649,111
QUALCOMM, Inc.	2,210,109	294,033
Samsung Electronics Co., Ltd. (GDR)[2]	16,937	25,424
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	3,754,282	426,862
Texas Instruments, Inc.	4,596,197	861,695
Visa, Inc., Class A	1,434,870	303,862
Western Union Company	15,990,801	291,352
		12,518,905

Communication services 4.52%
Activision Blizzard, Inc.	627,222	49,042
AT&T, Inc.	2,316,498	58,515
BCE, Inc.[1]	7,150,424	368,094
Comcast Corp., Class A	43,967,968	2,261,273
Electronic Arts, Inc.	286,005	40,112
Omnicom Group, Inc.	2,994,376	203,857
TELUS Corp.	22,245,218	510,296
Verizon Communications, Inc.	6,481,780	343,469
		3,834,658

8	American Mutual Fund

Common stocks (continued)	Shares	Value (000)
Utilities 7.52%
American Electric Power Company, Inc.	5,415,783	$458,771
CenterPoint Energy, Inc.[4]	41,794,707	1,088,334
CMS Energy Corp.	3,847,884	232,220
Dominion Energy, Inc.	2,995,782	227,470
DTE Energy Company	1,221,763	138,487
Edison International	4,640,571	292,031
Entergy Corp.	3,378,218	348,024
Exelon Corp.	20,832,664	1,108,089
NextEra Energy, Inc.	8,871,752	757,027
Public Service Enterprise Group, Inc.	12,442,182	793,811
Sempra Energy	3,982,299	508,261
Xcel Energy, Inc.	6,531,187	421,849
		6,374,374

Real estate 2.29%
Americold Realty Trust REIT	1,804,967	53,192
Crown Castle International Corp. REIT	2,152,100	388,024
Digital Realty Trust, Inc. REIT	6,239,641	984,678
Equinix, Inc. REIT	101,623	85,066
Kimco Realty Corp. REIT	12,993,894	293,662
Prologis, Inc. REIT	922,333	133,701
		1,938,323

Total common stocks (cost: $49,082,981,000)		80,562,136

Preferred securities 0.05%
Financials 0.01%
U.S. Bancorp, Series F, 6.50% noncumulative preferred depositary shares	385,584	9,786

Information technology 0.04%
Samsung Electronics Co., Ltd., preferred shares (GDR)[2]	20,940	28,842

Total preferred securities (cost: $27,800,000)		38,628

Convertible stocks 0.44%
Industrials 0.04%
Stanley Black & Decker, Inc., convertible preferred shares, 5.25% 2022[1]	325,404	35,118

Health care 0.40%
Danaher Corp., Series A, cumulative convertible preferred shares, 4.75% 2022	64,745	135,009
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023	121,902	202,449
		337,458

Total convertible stocks (cost: $270,905,000)		372,576

Bonds, notes & other debt instruments 0.02%	Principal amount (000)
Corporate bonds, notes & loans 0.02%
Financials 0.02%
JPMorgan Chase & Co., Series I, (3-month USD-LIBOR + 3.47%) 3.599% junior subordinated perpetual bonds[5]	$18,412	18,458

Total bonds, notes & other debt instruments (cost: $15,466,000)		18,458

Short-term securities 4.77%	Shares
Money market investments 4.29%
Capital Group Central Cash Fund 0.06%[4,6]	36,427,460	3,642,746

American Mutual Fund	9

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.48%
Capital Group Central Cash Fund 0.06%[4,6,7]	1,102,415	$110,242
BlackRock Liquidity Funds – FedFund, Institutional Shares 0.03%[6,7]	60,000,000	60,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.03%[6,7]	60,000,000	60,000
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[6,7]	52,237,090	52,237
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[6,7]	46,000,000	46,000
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 0.03%[6,7]	33,000,000	33,000
Fidelity Investments Money Market Government Portfolio, Class I 0.01%[6,7]	25,000,000	25,000
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 10.03%[6,7]	17,800,000	17,800
		404,279

Total short-term securities (cost: $4,046,902,000)		4,047,025
Total investment securities 100.29% (cost: $53,444,054,000)		85,038,823
Other assets less liabilities (0.29)%		(245,493)

Net assets 100.00%		$84,793,330

Investments in affiliates4

	Value of affiliates at 11/1/2020 (000)	Additions (000)		Reductions (000)	Net realized gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 10/31/2021 (000)	Dividend income (000)
Common stocks 1.28%
Utilities 1.28%
CenterPoint Energy, Inc.	$633,969	$435,240		$151,216	$16,208	$154,133	$1,088,334	$20,739

Short-term securities 4.43%
Money market investments 4.30%
Capital Group Central Cash Fund 0.06%[6]	3,825,493	8,560,083		8,742,315	60	(575)	3,642,746	2,894
Money market investments purchased with collateral from securities on loan 0.13%
Capital Group Central Cash Fund 0.06%[6,7]	—	110,242	[8]				110,242	—	[9]
Total short-term securities							3,752,988
Total 5.71%					$16,268	$153,558	$4,841,322	$23,633

[1]	All or a portion of this security was on loan. The total value of all such securities was $393,370,000, which represented .46% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $453,744,000, which represented .54% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[3]	Security did not produce income during the last 12 months.

[4]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.

[5]	Step bond; coupon rate may change at a later date.

[6]	Rate represents the seven-day yield at 10/31/2021.

[7]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

[8]	Represents net activity. Refer to Note 5 for more information on securities lending.

[9]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations and symbol

ADR = American Depositary Receipts
CAD = Canadian dollars
GDR = Global Depositary Receipts
LIBOR = London Interbank Offered Rate
USD/$ = U.S. dollars

See notes to financial statements.

10	American Mutual Fund

Financial statements

Statement of assets and liabilities
at October 31, 2021	(dollars in thousands)

Assets:
Investment securities, at value (includes $393,370 of investment securities on loan):
Unaffiliated issuers (cost: $48,864,016)	$80,197,501
Affiliated issuers (cost: $4,580,038)	4,841,322	$85,038,823
Cash		52
Cash denominated in currencies other than U.S. dollars (cost: $13,070)		13,070
Receivables for:
Sales of investments	62,729
Sales of fund’s shares	55,925
Dividends and interest	118,886
Securities lending income	191
Other	182	237,913
		85,289,858
Liabilities:
Collateral for securities on loan		404,279
Payables for:
Purchases of investments	12,003
Repurchases of fund’s shares	47,715
Investment advisory services	16,247
Services provided by related parties	12,075
Trustees’ deferred compensation	2,552
Other	1,657	92,249
Net assets at October 31, 2021		$84,793,330

Net assets consist of:
Capital paid in on shares of beneficial interest		$50,512,092
Total distributable earnings		34,281,238
Net assets at October 31, 2021		$84,793,330

See notes to financial statements.

American Mutual Fund	11

Financial statements (continued)

Statement of assets and liabilities
at October 31, 2021 (continued)

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (1,606,412 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$35,695,248	675,917		$52.81
Class C	1,090,002	20,986		51.94
Class T	14	—	*	52.81
Class F-1	1,454,191	27,677		52.54
Class F-2	13,650,684	258,594		52.79
Class F-3	5,056,916	95,795		52.79
Class 529-A	1,331,183	25,277		52.66
Class 529-C	48,929	934		52.40
Class 529-E	47,593	908		52.42
Class 529-T	17	—	*	52.82
Class 529-F-1	13	—	*	52.74
Class 529-F-2	144,354	2,734		52.81
Class 529-F-3	13	—	*	52.80
Class R-1	59,371	1,138		52.17
Class R-2	264,630	5,081		52.08
Class R-2E	30,232	575		52.58
Class R-3	575,877	11,005		52.33
Class R-4	846,581	16,094		52.60
Class R-5E	103,119	1,955		52.74
Class R-5	395,362	7,486		52.82
Class R-6	23,999,001	454,256		52.83

*	Amount less than one thousand.

See notes to financial statements.

12	American Mutual Fund

Financial statements (continued)

Statement of operations
for the year ended October 31, 2021	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $21,668; also includes $23,633 from affiliates)	$1,826,621
Interest	4,949
Securities lending income (net of fees)	2,749		$1,834,319
Fees and expenses*:
Investment advisory services	176,833
Distribution services	105,778
Transfer agent services	40,290
Administrative services	22,894
Reports to shareholders	1,185
Registration statement and prospectus	1,782
Trustees’ compensation	888
Auditing and legal	145
Custodian	1,084
Other	1,165
Total fees and expenses before reimbursement	352,044
Less reimbursement of fees and expenses:
Transfer agent services reimbursement	—	†
Total fees and expenses after reimbursement			352,044
Net investment income			1,482,275

Net realized gain and unrealized appreciation:
Net realized gain on:
Investments:
Unaffiliated issuers	2,887,353
Affiliated issuers	16,268
In-kind redemptions	56,949
Currency transactions	152		2,960,722
Net unrealized appreciation on:
Investments:
Unaffiliated issuers	16,632,414
Affiliated issuers	153,558
Currency translations	68		16,786,040
Net realized gain and unrealized appreciation			19,746,762

Net increase in net assets resulting from operations			$21,229,037

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

American Mutual Fund	13

Financial statements (continued)

Statements of changes in net assets

(dollars in thousands)

	Year ended October 31,
	2021	2020

Operations:
Net investment income	$1,482,275	$1,301,932
Net realized gain (loss)	2,960,722	(260,268)
Net unrealized appreciation (depreciation)	16,786,040	(1,754,366)
Net increase (decrease) in net assets resulting from operations	21,229,037	(712,702)

Distributions paid to shareholders	(1,443,291)	(3,039,870)

Net capital share transactions	4,028,567	4,839,517

Total increase in net assets	23,814,313	1,086,945

Net assets:
Beginning of year	60,979,017	59,892,072
End of year	$84,793,330	$60,979,017

See notes to financial statements.

14	American Mutual Fund

Notes to financial statements

1. Organization

American Mutual Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund strives for the balanced accomplishment of three objectives: current income, growth of capital and conservation of principal.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

American Mutual Fund	15

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange

16	American Mutual Fund

Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of October 31, 2021 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Energy	$5,378,050	$—	$—	$5,378,050
Materials	3,515,901	—	—	3,515,901
Industrials	10,428,676	144,757	—	10,573,433
Consumer discretionary	4,171,421	—	—	4,171,421
Consumer staples	6,434,109	130,451	—	6,564,560
Health care	13,751,295	124,270	—	13,875,565
Financials	11,816,946	—	—	11,816,946
Information technology	12,493,481	25,424	—	12,518,905
Communication services	3,834,658	—	—	3,834,658
Utilities	6,374,374	—	—	6,374,374
Real estate	1,938,323	—	—	1,938,323
Preferred securities	9,786	28,842	—	38,628
Convertible stocks	372,576	—	—	372,576
Bonds, notes & other debt instruments	—	18,458	—	18,458
Short-term securities	4,047,025	—	—	4,047,025
Total	$84,566,621	$472,202	$—	$85,038,823

American Mutual Fund	17

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

18	American Mutual Fund

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of October 31, 2021, the total value of securities on loan was $393,370,000, and the total value of collateral received was $404,279,000, which consisted entirely of cash. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Collateral — The fund receives highly liquid assets, such as cash or U.S. government securities, as collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event the borrower cannot meet its contractual obligation. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended October 31, 2021, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the

American Mutual Fund	19

net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2021, the fund reclassified $213,071,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting. The fund also utilized capital loss carryforwards of $202,319,000.

As of October 31, 2021, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$171,766
Undistributed long-term capital gains	2,581,978
Gross unrealized appreciation on investments	31,909,625
Gross unrealized depreciation on investments	(379,935)
Net unrealized appreciation on investments	31,529,690
Cost of investments	53,509,133

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended October 31, 2021					Year ended October 31, 2020
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$574,044		$—	$574,044		$592,645		$781,460		$1,374,105
Class C	11,020		—	11,020		15,511		33,059		48,570
Class T	—	*	—	—	*	—	*	—	*	—	*
Class F-1	24,912		—	24,912		27,720		37,376		65,096
Class F-2	234,373		—	234,373		198,177		224,672		422,849
Class F-3	89,207		—	89,207		67,938		70,054		137,992
Class 529-A	21,090		—	21,090		21,165		28,168		49,333
Class 529-C	508		—	508		1,401		3,525		4,926
Class 529-E	672		—	672		766		1,193		1,959
Class 529-T	—	*	—	—	*	—	*	—	*	—	*
Class 529-F-1	—	*	—	—	*	2,141		2,532		4,673
Class 529-F-2†	2,401		—	2,401		—		—		—
Class 529-F-3†	—	*	—	—	*	—		—		—
Class R-1	579		—	579		768		1,721		2,489
Class R-2	2,581		—	2,581		3,172		6,803		9,975
Class R-2E	377		—	377		382		626		1,008
Class R-3	7,890		—	7,890		9,039		14,878		23,917
Class R-4	14,154		—	14,154		12,989		17,522		30,511
Class R-5E	1,599		—	1,599		861		1,033		1,894
Class R-5	7,311		—	7,311		7,709		9,328		17,037
Class R-6	450,573		—	450,573		405,133		438,403		843,536
Total	$1,443,291		$—	$1,443,291		$1,367,517		$1,672,353		$3,039,870

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.384% on the first $1 billion of daily net assets and decreasing to 0.222% on such assets in excess of $55 billion. For the year ended October 31, 2021, the investment advisory services fees were $176,833,000, which were equivalent to an annualized rate of 0.232% of average daily net assets.

20	American Mutual Fund

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of October 31, 2021, unreimbursed expenses subject to reimbursement totaled $5,808,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended October 31, 2021, CRMC reimbursed transfer agent services fees of less than $1,000 for Class 529-F-3 shares. CRMC does not intend to recoup this reimbursement.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

American Mutual Fund	21

For the year ended October 31, 2021, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$ 81,083		$21,333		$ 9,730		Not applicable
Class C	10,305		680		310		Not applicable
Class T	—		—	*	—	*	Not applicable
Class F-1	3,570		1,690		429		Not applicable
Class F-2	Not applicable		12,724		3,566		Not applicable
Class F-3	Not applicable		69		1,293		Not applicable
Class 529-A	2,843		725		364		$722
Class 529-C	482		30		15		30
Class 529-E	219		14		13		26
Class 529-T	—		—	*	—	*	—	*
Class 529-F-1	—	*	—	*	—	*	—	*
Class 529-F-2	Not applicable		66		37		73
Class 529-F-3	Not applicable		—	*	—	*	—	*
Class R-1	565		62		17		Not applicable
Class R-2	1,845		835		74		Not applicable
Class R-2E	172		58		9		Not applicable
Class R-3	2,691		793		161		Not applicable
Class R-4	2,003		792		241		Not applicable
Class R-5E	Not applicable		106		25		Not applicable
Class R-5	Not applicable		179		107		Not applicable
Class R-6	Not applicable		134		6,503		Not applicable
Total class-specific expenses	$105,778		$40,290		$22,894		$851

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $888,000 in the fund’s statement of operations reflects $407,000 in current fees (either paid in cash or deferred) and a net increase of $481,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended October 31, 2021, the fund engaged in such purchase and sale transactions with related funds in the amounts of $1,012,324,000 and $374,882,000, respectively, which generated $106,516,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2021.

22	American Mutual Fund

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2021

Class A	$3,067,132	63,746		$559,752		11,686		$(3,216,905)	(67,254)	$409,979	8,178
Class C	192,783	4,080		10,970		235		(277,949)	(5,877)	(74,196)	(1,562)
Class T	—	—		—		—		—	—	—	—
Class F-1	241,051	5,140		24,581		518		(461,006)	(9,664)	(195,374)	(4,006)
Class F-2	3,668,263	76,790		229,125		4,774		(2,313,525)	(47,880)	1,583,863	33,684
Class F-3	1,469,871	30,760		87,621		1,823		(735,349)	(15,176)	822,143	17,407
Class 529-A	160,279	3,347		21,085		442		(168,402)	(3,522)	12,962	267
Class 529-C	10,411	219		507		11		(21,779)	(457)	(10,861)	(227)
Class 529-E	5,056	106		672		14		(6,940)	(146)	(1,212)	(26)
Class 529-T	—	—		—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	11	—	[2]	—	[2]	—	[2]	(11)	— [2]	— [2]	— [2]
Class 529-F-2	36,394	753		2,401		50		(18,811)	(390)	19,984	413
Class 529-F-3	—	—		—	[2]	—	[2]	—	—	— [2]	— [2]
Class R-1	7,999	168		578		12		(14,848)	(316)	(6,271)	(136)
Class R-2	55,542	1,169		2,580		55		(64,684)	(1,367)	(6,562)	(143)
Class R-2E	8,812	186		377		8		(9,897)	(207)	(708)	(13)
Class R-3	118,561	2,500		7,874		166		(136,774)	(2,857)	(10,339)	(191)
Class R-4	275,600	5,918		14,132		296		(251,108)	(5,218)	38,624	996
Class R-5E	54,756	1,175		1,599		33		(15,125)	(311)	41,230	897
Class R-5	94,946	2,004		7,301		152		(81,701)	(1,706)	20,546	450
Class R-6	4,382,334	92,242		450,042		9,378		(3,447,617)	(70,378)	1,384,759	31,242
Total net increase (decrease)	$13,849,801	290,303		$1,421,197		29,653		$(11,242,431)	(232,726)	$4,028,567	87,230

See end of table for footnotes.

American Mutual Fund	23

	Sales[1]			Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount	Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2020

Class A	$2,865,162	71,486		$1,343,481	32,412		$(3,787,246)	(94,442)	$421,397	9,456
Class C	177,447	4,478		48,148	1,167		(449,468)	(11,278)	(223,873)	(5,633)
Class T	—	—		—	—		—	—	—	—
Class F-1	369,916	9,238		64,051	1,553		(428,333)	(10,751)	5,634	40
Class F-2	3,426,231	85,205		413,672	10,017		(2,327,679)	(58,170)	1,512,224	37,052
Class F-3	1,382,126	34,052		135,124	3,279		(631,572)	(15,821)	885,678	21,510
Class 529-A	179,082	4,408		49,322	1,193		(176,478)	(4,312)	51,926	1,289
Class 529-C	13,732	339		4,922	118		(94,698)	(2,358)	(76,044)	(1,901)
Class 529-E	5,357	133		1,959	47		(10,368)	(255)	(3,052)	(75)
Class 529-T	—	—		1	—	[2]	—	—	1	— [2]
Class 529-F-1	24,634	596		4,674	113		(113,274)	(2,812)	(83,966)	(2,103)
Class 529-F-2[3]	93,225	2,321		—	—		—	—	93,225	2,321
Class 529-F-3[3]	10	—	[2]	—	—		—	—	10	— [2]
Class R-1	8,115	203		2,487	60		(18,617)	(459)	(8,015)	(196)
Class R-2	47,385	1,181		9,965	241		(80,069)	(1,993)	(22,719)	(571)
Class R-2E	9,252	227		1,008	24		(6,925)	(172)	3,335	79
Class R-3	100,293	2,492		23,883	578		(192,412)	(4,730)	(68,236)	(1,660)
Class R-4	166,841	4,117		30,486	737		(186,092)	(4,563)	11,235	291
Class R-5E	23,652	573		1,893	46		(13,436)	(326)	12,109	293
Class R-5	92,428	2,260		17,022	412		(142,582)	(3,513)	(33,132)	(841)
Class R-6	3,109,037	77,543		843,113	20,442		(1,590,370)	(38,945)	2,361,780	59,040
Total net increase (decrease)	$12,093,925	300,852		$2,995,211	72,439		$(10,249,619)	(254,900)	$4,839,517	118,391

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $20,446,704,000 and $15,657,733,000, respectively, during the year ended October 31, 2021.

24	American Mutual Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
10/31/2021	$40.16	$.88	$12.63	$13.51	$(.86)	$—	$(.86)	$52.81	33.86%	$35,695		.58%		.58%		1.82%
10/31/2020	42.78	.84	(1.38)	(.54)	(.89)	(1.19)	(2.08)	40.16	(1.35)	26,817		.60		.60		2.04
10/31/2019	40.95	.88	3.46	4.34	(.87)	(1.64)	(2.51)	42.78	11.39	28,162		.59		.59		2.16
10/31/2018	40.97	.84	1.64	2.48	(.83)	(1.67)	(2.50)	40.95	6.11	25,509		.58		.58		2.03
10/31/2017	36.08	.82	5.87	6.69	(.79)	(1.01)	(1.80)	40.97	19.02	25,571		.58		.58		2.12
Class C:
10/31/2021	39.51	.51	12.43	12.94	(.51)	—	(.51)	51.94	32.89	1,090		1.33		1.33		1.08
10/31/2020	42.11	.53	(1.36)	(.83)	(.58)	(1.19)	(1.77)	39.51	(2.10)	891		1.34		1.34		1.31
10/31/2019	40.34	.56	3.41	3.97	(.56)	(1.64)	(2.20)	42.11	10.54	1,187		1.36		1.36		1.39
10/31/2018	40.40	.51	1.60	2.11	(.50)	(1.67)	(2.17)	40.34	5.26	1,137		1.37		1.37		1.24
10/31/2017	35.60	.51	5.78	6.29	(.48)	(1.01)	(1.49)	40.40	18.09	1,201		1.38		1.38		1.33
Class T:
10/31/2021	40.17	1.00	12.62	13.62	(.98)	—	(.98)	52.81	34.17 [5]	—	[6]	.33	[5]	.33	[5]	2.07	[5]
10/31/2020	42.79	.94	(1.37)	(.43)	(1.00)	(1.19)	(2.19)	40.17	(1.09)[5]	—	[6]	.34	[5]	.34	[5]	2.30	[5]
10/31/2019	40.96	.98	3.45	4.43	(.96)	(1.64)	(2.60)	42.79	11.63 [5]	—	[6]	.36	[5]	.36	[5]	2.40	[5]
10/31/2018	40.98	.93	1.63	2.56	(.91)	(1.67)	(2.58)	40.96	6.34 [5]	—	[6]	.36	[5]	.36	[5]	2.25	[5]
10/31/2017[7,8]	38.30	.48	2.62	3.10	(.42)	—	(.42)	40.98	8.13 [5,9]	—	[6]	.38	[5,10]	.38	[5,10]	2.15	[5,10]
Class F-1:
10/31/2021	39.96	.85	12.56	13.41	(.83)	—	(.83)	52.54	33.79	1,454		.64		.64		1.78
10/31/2020	42.58	.82	(1.38)	(.56)	(.87)	(1.19)	(2.06)	39.96	(1.41)	1,266		.64		.64		2.00
10/31/2019	40.77	.85	3.44	4.29	(.84)	(1.64)	(2.48)	42.58	11.31	1,347		.66		.66		2.09
10/31/2018	40.80	.80	1.63	2.43	(.79)	(1.67)	(2.46)	40.77	6.02	1,199		.66		.66		1.95
10/31/2017	35.93	.78	5.85	6.63	(.75)	(1.01)	(1.76)	40.80	18.93	1,385		.67		.67		2.04
Class F-2:
10/31/2021	40.14	.98	12.63	13.61	(.96)	—	(.96)	52.79	34.17	13,651		.38		.38		2.02
10/31/2020	42.77	.92	(1.38)	(.46)	(.98)	(1.19)	(2.17)	40.14	(1.15)	9,029		.38		.38		2.25
10/31/2019	40.94	.96	3.46	4.42	(.95)	(1.64)	(2.59)	42.77	11.60	8,034		.40		.40		2.34
10/31/2018	40.97	.91	1.63	2.54	(.90)	(1.67)	(2.57)	40.94	6.28	5,778		.40		.40		2.20
10/31/2017	36.07	.88	5.88	6.76	(.85)	(1.01)	(1.86)	40.97	19.26	4,297		.41		.41		2.27
Class F-3:
10/31/2021	40.14	1.03	12.63	13.66	(1.01)	—	(1.01)	52.79	34.30	5,057		.27		.27		2.12
10/31/2020	42.77	.96	(1.38)	(.42)	(1.02)	(1.19)	(2.21)	40.14	(1.04)	3,147		.28		.28		2.35
10/31/2019	40.94	1.00	3.46	4.46	(.99)	(1.64)	(2.63)	42.77	11.72	2,433		.30		.29		2.44
10/31/2018	40.97	.95	1.63	2.58	(.94)	(1.67)	(2.61)	40.94	6.38	1,577		.31		.31		2.29
10/31/2017[7,11]	37.54	.69	3.40	4.09	(.66)	—	(.66)	40.97	10.96 [9]	1,042		.30	[10]	.30	[10]	2.29	[10]
Class 529-A:
10/31/2021	40.05	.86	12.59	13.45	(.84)	—	(.84)	52.66	33.81	1,331		.62		.62		1.78
10/31/2020	42.67	.82	(1.38)	(.56)	(.87)	(1.19)	(2.06)	40.05	(1.39)	1,002		.64		.64		2.00
10/31/2019	40.85	.85	3.45	4.30	(.84)	(1.64)	(2.48)	42.67	11.30	1,012		.66		.66		2.09
10/31/2018	40.88	.80	1.63	2.43	(.79)	(1.67)	(2.46)	40.85	6.01	928		.66		.66		1.95
10/31/2017	36.00	.79	5.86	6.65	(.76)	(1.01)	(1.77)	40.88	18.94	871		.66		.66		2.04

See end of table for footnotes.

American Mutual Fund	25

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
10/31/2021	$39.85	$.51	$12.53	$13.04	$(.49)	$—	$(.49)	$52.40	32.85%	$49		1.36%		1.36%		1.06%
10/31/2020	42.43	.54	(1.39)	(.85)	(.54)	(1.19)	(1.73)	39.85	(2.13)	46		1.38		1.38		1.33
10/31/2019	40.63	.55	3.42	3.97	(.53)	(1.64)	(2.17)	42.43	10.47	130		1.40		1.40		1.36
10/31/2018	40.64	.49	1.61	2.10	(.44)	(1.67)	(2.11)	40.63	5.22	140		1.42		1.42		1.20
10/31/2017	35.80	.49	5.82	6.31	(.46)	(1.01)	(1.47)	40.64	18.04	197		1.43		1.43		1.27
Class 529-E:
10/31/2021	39.87	.74	12.54	13.28	(.73)	—	(.73)	52.42	33.52	48		.85		.85		1.55
10/31/2020	42.48	.73	(1.37)	(.64)	(.78)	(1.19)	(1.97)	39.87	(1.62)	37		.86		.86		1.78
10/31/2019	40.68	.76	3.43	4.19	(.75)	(1.64)	(2.39)	42.48	11.05	43		.88		.88		1.87
10/31/2018	40.72	.70	1.62	2.32	(.69)	(1.67)	(2.36)	40.68	5.77	41		.89		.89		1.71
10/31/2017	35.87	.69	5.83	6.52	(.66)	(1.01)	(1.67)	40.72	18.65	42		.90		.90		1.80
Class 529-T:
10/31/2021	40.17	.97	12.63	13.60	(.95)	—	(.95)	52.82	34.11 [5]	—	[6]	.40	[5]	.40	[5]	2.01	[5]
10/31/2020	42.79	.93	(1.38)	(.45)	(.98)	(1.19)	(2.17)	40.17	(1.13)[5]	—	[6]	.39	[5]	.39	[5]	2.25	[5]
10/31/2019	40.95	.96	3.46	4.42	(.94)	(1.64)	(2.58)	42.79	11.60 [5]	—	[6]	.41	[5]	.41	[5]	2.34	[5]
10/31/2018	40.98	.91	1.62	2.53	(.89)	(1.67)	(2.56)	40.95	6.25 [5]	—	[6]	.42	[5]	.42	[5]	2.19	[5]
10/31/2017[7,8]	38.30	.47	2.62	3.09	(.41)	—	(.41)	40.98	8.11 [5,9]	—	[6]	.43	[5,10]	.43	[5,10]	2.10	[5,10]
Class 529-F-1:
10/31/2021	40.12	.95	12.61	13.56	(.94)	—	(.94)	52.74	34.04 [5]	—	[6]	.44	[5]	.44	[5]	1.95	[5]
10/31/2020	42.75	.92	(1.39)	(.47)	(.97)	(1.19)	(2.16)	40.12	(1.15)[5]	—	[6]	.40	[5]	.40	[5]	2.23	[5]
10/31/2019	40.92	.95	3.46	4.41	(.94)	(1.64)	(2.58)	42.75	11.56	90		.42		.42		2.33
10/31/2018	40.94	.90	1.64	2.54	(.89)	(1.67)	(2.56)	40.92	6.27	78		.43		.43		2.17
10/31/2017	36.05	.87	5.87	6.74	(.84)	(1.01)	(1.85)	40.94	19.20	70		.44		.44		2.26
Class 529-F-2:
10/31/2021	40.16	.98	12.62	13.60	(.95)	—	(.95)	52.81	34.13	144		.38		.38		2.01
10/31/2020[7,12]	40.16	—	—	—	—	—	—	40.16	—	93		—		—		—
Class 529-F-3:
10/31/2021	40.16	1.00	12.62	13.62	(.98)	—	(.98)	52.80	34.19	—	[6]	.38		.33		2.07
10/31/2020[7,12]	40.16	—	—	—	—	—	—	40.16	—	—	[6]	—		—		—
Class R-1:
10/31/2021	39.68	.49	12.48	12.97	(.48)	—	(.48)	52.17	32.84	59		1.37		1.37		1.04
10/31/2020	42.28	.50	(1.35)	(.85)	(.56)	(1.19)	(1.75)	39.68	(2.16)	51		1.40		1.40		1.24
10/31/2019	40.50	.54	3.42	3.96	(.54)	(1.64)	(2.18)	42.28	10.48	62		1.41		1.41		1.34
10/31/2018	40.54	.49	1.61	2.10	(.47)	(1.67)	(2.14)	40.50	5.23	58		1.42		1.42		1.20
10/31/2017	35.71	.49	5.81	6.30	(.46)	(1.01)	(1.47)	40.54	18.06	69		1.41		1.41		1.29

See end of table for footnotes.

26	American Mutual Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class R-2:
10/31/2021	$39.63	$.50	$12.45	$12.95	$(.50)	$—	$(.50)	$52.08	32.81%	$265		1.36%	1.36%	1.05%
10/31/2020	42.22	.51	(1.34)	(.83)	(.57)	(1.19)	(1.76)	39.63	(2.11)	207		1.38	1.38	1.26
10/31/2019	40.45	.55	3.41	3.96	(.55)	(1.64)	(2.19)	42.22	10.49	245		1.39	1.39	1.36
10/31/2018	40.50	.50	1.61	2.11	(.49)	(1.67)	(2.16)	40.45	5.26	237		1.39	1.39	1.22
10/31/2017	35.68	.50	5.81	6.31	(.48)	(1.01)	(1.49)	40.50	18.09	251		1.39	1.39	1.32
Class R-2E:
10/31/2021	39.99	.64	12.58	13.22	(.63)	—	(.63)	52.58	33.23	30		1.07	1.07	1.33
10/31/2020	42.60	.63	(1.36)	(.73)	(.69)	(1.19)	(1.88)	39.99	(1.84)	23		1.09	1.09	1.55
10/31/2019	40.79	.67	3.45	4.12	(.67)	(1.64)	(2.31)	42.60	10.83	22		1.10	1.10	1.64
10/31/2018	40.83	.62	1.62	2.24	(.61)	(1.67)	(2.28)	40.79	5.53	15		1.11	1.11	1.50
10/31/2017	35.97	.61	5.86	6.47	(.60)	(1.01)	(1.61)	40.83	18.42	12		1.10	1.10	1.58
Class R-3:
10/31/2021	39.81	.71	12.51	13.22	(.70)	—	(.70)	52.33	33.41	576		.92	.92	1.49
10/31/2020	42.41	.70	(1.36)	(.66)	(.75)	(1.19)	(1.94)	39.81	(1.67)	446		.93	.93	1.71
10/31/2019	40.62	.73	3.42	4.15	(.72)	(1.64)	(2.36)	42.41	10.97	545		.94	.94	1.81
10/31/2018	40.66	.68	1.62	2.30	(.67)	(1.67)	(2.34)	40.62	5.71	535		.95	.95	1.66
10/31/2017	35.81	.67	5.84	6.51	(.65)	(1.01)	(1.66)	40.66	18.62	647		.95	.95	1.76
Class R-4:
10/31/2021	40.01	.86	12.58	13.44	(.85)	—	(.85)	52.60	33.81	847		.62	.62	1.79
10/31/2020	42.63	.82	(1.37)	(.55)	(.88)	(1.19)	(2.07)	40.01	(1.38)	604		.63	.63	2.01
10/31/2019	40.81	.86	3.45	4.31	(.85)	(1.64)	(2.49)	42.63	11.34	631		.64	.64	2.11
10/31/2018	40.84	.81	1.62	2.43	(.79)	(1.67)	(2.46)	40.81	6.03	616		.65	.65	1.96
10/31/2017	35.96	.80	5.85	6.65	(.76)	(1.01)	(1.77)	40.84	18.98	674		.64	.64	2.07
Class R-5E:
10/31/2021	40.12	.96	12.61	13.57	(.95)	—	(.95)	52.74	34.09	103		.40	.40	1.97
10/31/2020	42.74	.91	(1.36)	(.45)	(.98)	(1.19)	(2.17)	40.12	(1.14)	42		.40	.40	2.22
10/31/2019	40.92	.93	3.48	4.41	(.95)	(1.64)	(2.59)	42.74	11.59	33		.42	.42	2.28
10/31/2018	40.96	.89	1.64	2.53	(.90)	(1.67)	(2.57)	40.92	6.26	5		.44	.44	2.15
10/31/2017	36.07	.86	5.87	6.73	(.83)	(1.01)	(1.84)	40.96	19.15	—	[6]	.55	.48	2.22
Class R-5:
10/31/2021	40.16	1.01	12.63	13.64	(.98)	—	(.98)	52.82	34.24	395		.32	.32	2.09
10/31/2020	42.79	.95	(1.39)	(.44)	(1.00)	(1.19)	(2.19)	40.16	(1.09)	283		.32	.32	2.32
10/31/2019	40.96	.99	3.45	4.44	(.97)	(1.64)	(2.61)	42.79	11.66	337		.34	.34	2.41
10/31/2018	40.98	.94	1.63	2.57	(.92)	(1.67)	(2.59)	40.96	6.36	324		.35	.35	2.26
10/31/2017	36.08	.91	5.88	6.79	(.88)	(1.01)	(1.89)	40.98	19.33	354		.35	.35	2.35
Class R-6:
10/31/2021	40.18	1.03	12.63	13.66	(1.01)	—	(1.01)	52.83	34.27	23,999		.27	.27	2.14
10/31/2020	42.80	.97	(1.37)	(.40)	(1.03)	(1.19)	(2.22)	40.18	(1.02)	16,995		.27	.27	2.36
10/31/2019	40.97	1.01	3.45	4.46	(.99)	(1.64)	(2.63)	42.80	11.71	15,579		.29	.29	2.45
10/31/2018	40.99	.96	1.63	2.59	(.94)	(1.67)	(2.61)	40.97	6.41	12,190		.30	.30	2.31
10/31/2017	36.09	.93	5.87	6.80	(.89)	(1.01)	(1.90)	40.99	19.38	10,309		.30	.30	2.39

See end of table for footnotes.

American Mutual Fund	27

Financial highlights (continued)

	Year ended October 31,
	2021	2020		2019	2018	2017
Portfolio turnover rate for all share classes[13]	23%	24%	[14]	21%	16%	20%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the periods shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[13]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
[14]	Includes the value of securities sold due to redemptions of shares in-kind. The rate would have been 23% for the year ended October 31, 2020, if the value of securities sold due to in-kind redemptions were excluded.

See notes to financial statements.

28	American Mutual Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Mutual Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American Mutual Fund (the “Fund”), including the investment portfolio, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
December 8, 2021

We have served as the auditor of one or more American Funds investment companies since 1956.

American Mutual Fund	29

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2021, through October 31, 2021).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	American Mutual Fund

Expense example (continued)

	Beginning account value 5/1/2021	Ending account value 10/31/2021	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,074.89	$3.03	.58%
Class A – assumed 5% return	1,000.00	1,022.28	2.96	.58
Class C – actual return	1,000.00	1,070.80	6.94	1.33
Class C – assumed 5% return	1,000.00	1,018.50	6.77	1.33
Class T – actual return	1,000.00	1,076.27	1.67	.32
Class T – assumed 5% return	1,000.00	1,023.59	1.63	.32
Class F-1 – actual return	1,000.00	1,074.55	3.35	.64
Class F-1 – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class F-2 – actual return	1,000.00	1,076.02	1.99	.38
Class F-2 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class F-3 – actual return	1,000.00	1,076.60	1.41	.27
Class F-3 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class 529-A – actual return	1,000.00	1,074.69	3.24	.62
Class 529-A – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class 529-C – actual return	1,000.00	1,070.74	7.15	1.37
Class 529-C – assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class 529-E – actual return	1,000.00	1,073.35	4.49	.86
Class 529-E – assumed 5% return	1,000.00	1,020.87	4.38	.86
Class 529-T – actual return	1,000.00	1,075.89	2.09	.40
Class 529-T – assumed 5% return	1,000.00	1,023.19	2.04	.40
Class 529-F-1 – actual return	1,000.00	1,075.53	2.35	.45
Class 529-F-1 – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class 529-F-2 – actual return	1,000.00	1,076.00	1.99	.38
Class 529-F-2 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 529-F-3 – actual return	1,000.00	1,076.33	1.67	.32
Class 529-F-3 – assumed 5% return	1,000.00	1,023.59	1.63	.32
Class R-1 – actual return	1,000.00	1,070.74	7.10	1.36
Class R-1 – assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class R-2 – actual return	1,000.00	1,070.87	7.05	1.35
Class R-2 – assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class R-2E – actual return	1,000.00	1,072.47	5.59	1.07
Class R-2E – assumed 5% return	1,000.00	1,019.81	5.45	1.07
Class R-3 – actual return	1,000.00	1,073.24	4.76	.91
Class R-3 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class R-4 – actual return	1,000.00	1,074.83	3.19	.61
Class R-4 – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class R-5E – actual return	1,000.00	1,075.79	2.09	.40
Class R-5E – assumed 5% return	1,000.00	1,023.19	2.04	.40
Class R-5 – actual return	1,000.00	1,076.52	1.67	.32
Class R-5 – assumed 5% return	1,000.00	1,023.59	1.63	.32
Class R-6 – actual return	1,000.00	1,076.57	1.41	.27
Class R-6 – assumed 5% return	1,000.00	1,023.84	1.38	.27

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American Mutual Fund	31

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2021:

Long-term capital gains	$156,031,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$4,297,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2022, to determine the calendar year amounts to be included on their 2021 tax returns. Shareholders should consult their tax advisors.

32	American Mutual Fund

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American Mutual Fund	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Mary Anne Dolan, 1947	1993	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
James G. Ellis, 1947	2010	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	99	Advanced Merger Partners; J. G. Boswell (agricultural production); Mercury General Corporation
Pablo R. González Guajardo, 1967	2015	CEO, Kimberly-Clark de México, SAB de CV	16	América Móvil, SAB de CV (telecommunications company); Grupo Lala, SAB de CV (dairy company); Grupo Sanborns, SAB de CV (retail stores and restaurants); Kimberly-Clark de México, SAB de CV (consumer staples)
Merit E. Janow, 1958	2021	Dean and Professor, Columbia University, School of International and Public Affairs	93	Mastercard Incorporated; Trimble Inc. (software, hardware and services technology)
William D. Jones, 1955 Chair of the Board (Independent and Non-Executive)	2006	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	17	Biogen Inc.; Sempra Energy
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Professor of Neurology, University of California at Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System; former Dean, David Geffen School of Medicine at UCLA	4	None
William R. McLaughlin, 1956	2015	Advisor and former President and CEO, The Orvis Company (outdoor equipment retailer)	4	None
Kenneth M. Simril, 1965	2019	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	7	Bunge Limited (agricultural business and food company)
Kathy J. Williams, 1955	2019	Commissioner, Juvenile Justice Delinquency Prevention Commission; Board Member, Aspen Public Radio; former Commissioner, Marin County Human Rights Commission	7	None

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William L. Robbins, 1968 Co-President and Trustee	2004	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company; Chair and Director, Capital Group International, Inc.	4	None
James Terrile, 1965 Senior Vice President and Trustee	2007	Partner — Capital Research Global Investors, Capital Research and Management Company	4	None

34	American Mutual Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Charles E. Ellwein, 1968 Co-President	2019	Partner — Capital Research Global Investors, Capital Research and Management Company
Herbert Y. Poon, 1973 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chief Compliance Officer, Capital Research and Management Company; Chief Compliance Officer, Capital Research Company
Michael W. Stockton, 1967 Executive Vice President	2013–2016, 2019	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Grant L. Cambridge, 1962 Senior Vice President	2020	Partner — Capital International Investors, Capital Research and Management Company
Cheryl E. Frank, 1975 Senior Vice President	2018	Partner — Capital International Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.
Joyce E. Gordon, 1956 Senior Vice President	1996–2001, 2005	Partner — Capital Research Global Investors, Capital Research and Management Company
James B. Lovelace, 1956 Senior Vice President	2006	Partner — Capital Research Global Investors, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Bank and Trust Company
Bradley J. Vogt, 1965 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Bank and Trust Company
Joe Matt, 1976 Vice President	2015	Partner — Capital Research Global Investors, Capital Research and Management Company
Julie E. Lawton, 1973 Secretary	2021	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research Company
Hong T. Le, 1978 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Marilyn Paramo, 1982 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016, 2021	Senior Vice President — Investment Operations, Capital Research and Management Company

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of Joe Matt, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

American Mutual Fund	35

Office of the fund

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	American Mutual Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American Mutual Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Mutual Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2021, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The Standard & Poor’s 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2021 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 98% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2020.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2020. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2020. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 66% of the time, based on the 20-year period ended December 31, 2020, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

AMF

Registrant:

a) Audit Fees:
Audit	2020	186,000
	2021	95,000

b) Audit-Related Fees:
	2020	12,000
	2021	11,000

c) Tax Fees:
	2020	8,000
	2021	8,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2020	None
	2021	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2020	1,605,000
	2021	1,442,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2020	68,000
	2021	1,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2020	None
	2021	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were, $1,693,000 for fiscal year 2020 and $1,463,000 for fiscal year 2021. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN MUTUAL FUND

By __/s/ Herbert Y. Poon________________
Herbert Y. Poon, Principal Executive Officer

Date: December 31, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Herbert Y. Poon_____________
Herbert Y. Poon, Principal Executive Officer

Date: December 31, 2021

By ___/s/ Hong T. Le__________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: December 31, 2021